UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Keurig Dr Pepper Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

781-418-7000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 7, 2024, Keurig Dr Pepper Inc. (the “Company”) issued $3.0 billion aggregate principal amount of senior unsecured notes, consisting of $350.0 million aggregate principal amount of Floating Rate Senior Notes due 2027 (the “Floating Rate Notes”), $750.0 million aggregate principal amount of 5.100% Senior Notes due 2027 (the “2027 Notes”), $750.0 million aggregate principal amount of 5.050% Senior Notes due 2029 (the “2029 Notes”), $500.0 million aggregate principal amount of 5.200% Senior Notes due 2031 (the “2031 Notes”) and $650.0 million aggregate principal amount of 5.300% Senior Notes due 2034 (the “2034 Notes” and, together with the 2027 Notes, the 2029 Notes, and the 2031 Notes, the “Fixed Rate Notes,” and together with the Floating Rate Notes, the “Notes”), pursuant to an indenture, dated as of March 7, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of March 7, 2024, among the Company, the Subsidiary Guarantors (as defined herein) and U.S. Bank Trust Company, National Association, as trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Floating Rate Notes will bear interest at a floating rate, reset quarterly, equal to the compounded secured overnight financing rate plus 0.880%. Interest on the Floating Rate Notes will be payable on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2024. The Floating Rate Notes will mature on March 15, 2027.

Interest on each series of Fixed Rate Notes will be payable on March 15 and September 15 of each year, beginning on September 15, 2024. The 2027 Notes will mature on March 15, 2027, the 2029 Notes will mature on March 15, 2029, the 2031 Notes will mature on March 15, 2031 and the 2034 Notes will mature on March 15, 2034.

The Notes will not be entitled to any sinking fund. The Notes were issued in an underwritten offering registered under the Securities Act of 1933, as amended.

The Notes are the unsecured and unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s current and future unsubordinated indebtedness. The Notes are fully and unconditionally guaranteed by certain of the Company’s domestic subsidiaries (each a “Subsidiary Guarantor”) and all of its existing and future subsidiaries that guarantee any of its other indebtedness (each a “Subsidiary Guarantee”). Each such Subsidiary Guarantee is an unsecured and unsubordinated obligation of the Subsidiary Guarantor providing such Subsidiary Guarantee and ranks equally in right of payment with such Subsidiary Guarantor’s current and future unsubordinated indebtedness.

The Company may redeem the Fixed Rate Notes of each series, in whole or in part, from time to time, at the applicable redemption price set forth in the Indenture and the applicable note certificates. The Company may not redeem the Floating Rate Notes prior to maturity. If a change of control triggering event (as defined in the Indenture) occurs, subject to certain exceptions, the Company must give holders of the Notes the opportunity to sell to the Company their Notes, in whole or in part, at a purchase price equal to 101% of the principal amount, plus any accrued and unpaid interest to, but excluding, the date of purchase.

The Indenture contains customary events of default, including: (i) default in any payment of interest on any Note when due, continued for 30 days, (ii) default in the payment of principal of or premium, if any, on any Note when due, (iii) failure by the Company to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods and (iv) specified events involving bankruptcy, insolvency or reorganization of the Company or certain of its subsidiaries.

The Company and its majority-owned subsidiaries are subject to certain negative covenants under the Indenture, including limitations on the ability of the Company and each such subsidiary to, among other things: (i) incur indebtedness secured by principal properties, (ii) enter into certain sale and leaseback transactions with respect to principal properties and (iii) enter into certain mergers, consolidations and transfers of substantially all of its assets.

The summary of the terms and provisions of the Notes and the Indenture set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full and complete text of the Base Indenture (filed as Exhibit 4.1 to this Current Report on Form 8-K) and the First Supplemental Indenture (filed as Exhibit 4.2 to this Current Report on Form 8-K), including the form of each series of the Notes (in global form) attached as exhibits thereto, which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Notes and the Indenture is incorporated into this Item 2.03 by reference insofar as it relates to the creation of a direct financial obligation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Base Indenture, dated as of March 7, 2024, among Keurig Dr Pepper Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 7, 2024, among Keurig Dr Pepper Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Floating Rate Senior Note due 2027 (included in Exhibit 4.2).

4.4	Form of 5.100% Senior Note due 2027 (included in Exhibit 4.2).

4.5	Form of 5.050% Senior Note due 2029 (included in Exhibit 4.2).

4.6	Form of 5.200% Senior Note due 2031 (included in Exhibit 4.2).

4.7	Form of 5.300% Senior Note due 2034 (included in Exhibit 4.2).

5.1	Opinion of Lowenstein Sandler LLP.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.

By:	/s/ Anthony Shoemaker
	Name:	Anthony Shoemaker
	Title:	Chief Legal Officer, General Counsel
and Secretary

Dated: March 7, 2024